UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	April 9, 2007

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; “Pequot” refers to Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P, collectively; and “Constellation” refers to Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC, collectively.

This Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on April 2, 2007 reporting, among other things, that on March 29, 2007, the Company entered into a purchase agreement (the “Purchase Agreement”) with Pequot and Constellation (collectively referred to as the “Purchasers”) whereby among other things it sold to the Purchasers 2,020,202 shares of Series A-6 convertible preferred stock $0.001 par value per share (the “Series A-6 Preferred Stock”) and warrants to purchase 610,000 shares of the Company’s Common Stock (the “First Series A-6 Warrants”) for an aggregate purchase price of $3,000,000. The Company also granted to the Purchasers the option (the “Option”) to purchase up to $2,000,000 additional Series A-6 Preferred Stock and Series A-6 Warrants. The Option expired on April 10, 2007

ITEM 1.01   Entry into a Material Definitive Agreement

Amendment to Registration Rights Agreement

In connection with the Purchase Agreement entered into by the Company and the Purchasers on December 10, 2004, as amended, for the purchase of the Company’s Series A-4 Preferred Stock and Series A-5 Preferred Stock, the Company granted certain registration rights to the Purchasers with respect to (i) the shares of its Common Stock issuable from time to time upon conversion of the Series A-4 Preferred Stock and Series A-5 Preferred Stock purchased by the Purchasers and the exercise of the Series A-4 Warrants and the Series A-5 Warrants and any other warrant to purchase Common Stock of the Company previously granted to the Purchasers and (ii) all other shares of Common Stock of the Company owned from time to time by the Purchasers. The Company amended and restated the Registration Rights Agreement, dated May 21, 2004, between the Company, Pequot and certain individuals named therein on December 10, 2004, to grant the additional registration rights set forth above to the Purchasers. The parties to such amended and restated Registration Rights Agreement further amended and restated the Registration Rights Agreement on August 1, 2005 (the "Amended and Restated Registration Rights Agreement"), in connection with the departure of one of the parties thereto as an employee of the Company. The parties to the Amended and Restated Registration Rights Agreement are the Company, Steven Rothman, Howard Pavony, Pequot and Constellation. On November 23, 2005, Amendment No. 1 to the Amended and Restated Registration Rights Agreement was entered into providing for registration rights for the A-5 Warrants. On March 29, 2007 Amendment No. 2 to the Registration Rights Agreement was entered into providing for the registration rights for the Series A-6 Preferred Stock and the Series A-6 Warrants. On April 9, 2007 Amendment No.3 to the Registration Rights Agreement was entered into providing for the registration rights for the Series A-6 Preferred Stock issued pursuant to the Option.

Terms not otherwise defined herein have the meaning ascribed to them in the Amended and Restated Registration Rights Agreement, as amended.

The description of the Amended and Restated Registration Rights Agreement above is qualified in its entirety by reference to the terms of the Amended and Restated Registration Rights Agreement filed as Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission on August 4, 2005.

The description of Amendment No. 1 to the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the terms of Amendment No. 1 to the Amended and Restated Registration Rights Agreement filed as Exhibit 10.3 to the Form 8-K filed with the Securities and Exchange Commission on November 29, 2005.

The description of Amendment No. 2 to the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the terms of Amendment No. 2 to the Amended and Restated Registration Rights Agreement filed as Exhibit 10.3 to the Form 8-K filed with the Securities and Exchange Commission on April 2, 2007.

The description of Amendment No. 3 to the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.

ITEM 3.02.   Unregistered Sales of Equity Securities

(a)   Date of sale and the title and amount of securities sold

Pursuant to the Purchase Agreement, on April 9,2007 Pequot exercised the Option and purchased 517,526 shares of Series A-6 Preferred Stock and warrants to purchase 155,258 shares of the Company’s Common Stock (the “Second Series A-6 Warrants”, together with the First Series A-6 Warrants, the “A-6 Warrants”).

The description of Purchase Agreement is qualified in its entirety by reference to the terms of such agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, which is incorporated herein by reference.

The description of Series A-6 Preferred Stock is qualified in its entirety by reference to the terms of the Purchase Agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on April 2, 2007, which is incorporated herein by reference, and the terms of the Amended Certificate (defined below), attached as Exhibit 3 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, which is incorporated herein by reference.

The description of the Series A-6 Warrants is qualified in its entirety by reference to the terms of such warrant, the form of which is attached as Exhibit 10.2 to the Company’s Form 8-K filed with the SEC on April 2, 2007, as well as to the Purchase Agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, both of which are incorporated herein by reference.

(b)   Consideration

The aggregate consideration paid by Pequot was $768,526.11 in cash The Company did not, and Pequot has represented to the Company that it did not, directly or indirectly pay any commission or remuneration to any person in connection with the issuance and sale of the Series A-6 Preferred Stock or A-6 Warrants.

(c)   Exemption from Registration Claimed

The Company issued and sold the Series A-6 Preferred Stock, the A-6 Warrants in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder. The Purchasers received, or had access to, material information concerning the Company, including but not limited to, the Company’s reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d)   Terms of Conversion or Exercise

(i)   The Series A-6 Preferred Stock

The Series A-6 Preferred Stock is convertible into Common Stock of the Company at any time at the election of its holders. The Series A-6 Preferred Stock will automatically convert into Common Stock of the Company if, at any time following 18 months after the issuance of the Series A-6 Preferred Stock, the Volume-Weighted Average Price (as defined in the Company’s Certificate of Incorporation, as amended) of the Company’s common stock for the immediately preceding sixty consecutive trading days exceeds four times the Series A-6 Preferred Stock conversion price.

However, there will not be an automatic conversion unless at the time of such proposed conversion the Company shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of the Company’s common stock issued or issuable to the holders (A) on conversion of the Series A Preferred Stock then issued or issuable to such holders, and (B) on exercise of all of the warrants to purchase the Company’s common stock issued pursuant to previous agreements entered into among the Company, Pequot and Constellation, and such shares of common stock of the Company have been listed on the Nasdaq Stock Market (or other national stock exchange or national over-the-counter bulletin board approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock). The Series A-6 Preferred Stock will convert to common stock of the Company, initially at a ratio of one share of common stock for every share of Series A-6 Preferred Stock and subject to adjustments for certain dilutive equity issuances and for stock splits, stock dividends and similar events. Pursuant to the terms of the Purchase Agreement, no securities can be issued pursuant to adjustment provisions unless such issuance is in compliance with Rule 4350 of the Nasdaq Rules regarding shareholder approval.

The description of Series A-6 Preferred Stock is qualified in its entirety by reference to the terms of the Purchase Agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, which is incorporated herein by reference, and to the terms of the Amended Certificate (defined below), attached as Exhibit 3 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, which is incorporated herein by reference.

(ii)   The A-6 Warrants

The Series A-6 Warrants expire on March 29, 2011. The Series A-6 Warrants are exercisable at any time at the option of the Holder. Cashless exercise is permitted. The purchase price per share at which the A-6 Warrant holder can purchase the Company’s common stock is $1.63 per share.

The description of the Series A-6 Warrants is qualified in its entirety by reference to the terms of such warrant, the form of which is attached as Exhibit 10.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, as well as to the Purchase Agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, both of which are incorporated herein by reference.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION

Pursuant to the Company’s Certificate of Incorporation, the Company’s Board of Directors is authorized to divide up to 9,000,000 shares of Preferred Stock that are not designated as Series A Preferred Stock from time to time into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations or restriction for the shares of such series. Pursuant to such authority, the Board of Directors, and the Independent Committee of the Board of Directors authorized the designation of the Series A-6 Preferred Stock which have all such rights, including, without limitation, voting rights as set forth in the amendment to the Certificate of Incorporation (the “Certificate of Amendment”).

The Company filed the Certificate of Amendment with the Secretary of State of the State of New York on March 29, 2007. The description of the Certificate of Amendment is qualified in its entirety by reference to the terms of such Certificate of Amendment attached as Exhibit 3 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, which is incorporated herein by reference.

The Company filed the further Certificate of Amendment with the Secretary of State of the State of New York on April 4, 2007. The description of the Certificate of Amendment is qualified in its entirety by reference to the terms of such Certificate of Amendment attached hereto as Exhibit 3, which is incorporated herein by reference.

ITEM 9   Financial Statements and Exhibits

9.01         Financial Statements and Exhibits

(c)   Exhibits

Exhibit 3   Amendment to Certificate of Incorporation

Exhibit 10.1  Amendment No. 3 of the Amended and Restated Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)
By:	/s/ J.W. Braukman, III
J.W. Braukman, III, SVP & Chief Financial Officer

April 12, 2007

EXHIBIT INDEX

    Exhibit

    Exhibit 3   Amendment to Certificate of Incorporation

    Exhibit 10.1  Amendment No. 2 of the Amended and Restated Registration Rights Agreement